Exhibit 1

KPMG LLP Suite 1500 550 South Hope Street Los Angeles, CA 90071-2629

Independent Accountants’ Report on Applying Agreed-Upon Procedures

GreatAmerica Financial Services Corporation (the “Company”)

Wells Fargo Securities, LLC

BofA Securities, Inc.

BMO Capital Markets Corp.

Truist Securities, Inc.

(together, the “Specified Parties”)

Re: GreatAmerica Leasing Receivables Funding, L.L.C., Series 2021-2 - Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “2021.08.06 GALRF 2021-2 Pool Cut_Sent.xlsx,” provided by the Company on August 24, 2021, containing information on 27,275 contracts as of August 6, 2021 (the “Data File”), which we were informed are intended to be included as collateral in the offering by GreatAmerica Leasing Receivables Funding, L.L.C., Series 2021-2. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Sources” means information contained in the Company’s onBase and InfoLease electronic records systems.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value, as described in the table below.

•	The term “Provided Information” means the Sources and Instructions.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We removed 171 contracts with a value of “10001” in the “ProgramTypeID” field in the Data File, and randomly selected a sample of 150 contracts (the “Selected Contracts”) from the remaining 27,104 contracts. A listing of the Selected Contracts is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of contracts we were instructed to randomly select from the Data File.

B.

For each Selected Contract, we compared or recomputed the specified attributes listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources information is listed in the order of priority.

Attribute	Sources / Instructions

Contract Number	“Booking Sheet” within the onBase electronic records system, or “Customer Addresses” screen within the InfoLease electronic records system.

Obligor Name	“Agreement,” “Amendment,” “Supplement to Agreement,” or “Approval Letter” within the onBase electronic records system, or “Customer Addresses” screen within the InfoLease electronic records system. Consider the information to be in agreement if the Obligor Name on the Sources was truncated.

Obligor State	“Agreement,” “Supplement to Agreement,” or “Assignment Letter” within the onBase electronic records system, or “Customer Addresses” screen within the InfoLease electronic records system.

Scheduled Payment	“Agreement,” “Supplement to Agreement,” “Booking Sheet,” or “Rebook General Docs” within the onBase electronic records system, or “Open Item Detail” and “Contract Invoicing Data” screens within the InfoLease electronic records system.

Original Term to Maturity	“Agreement,” “Supplement to Agreement,” “Schedule,” or “Amendment” within the onBase electronic records system, or the “Contract Data” screen within the InfoLease electronic records system.

Security Deposit	“Agreement,” “Supplement to Agreement,” or “Booking Sheet” within the onBase electronic records system. Consider the information to be in agreement if the Data File stated “0” and there was no Security Deposit related information contained in the “Agreement,” “Supplement to Agreement,” or “Booking Sheet” within the onBase electronic records system.

Attribute	Sources / Instructions

Payment Frequency	“Agreement,” “Supplement to Agreement,” or “Schedule” within the onBase electronic records system.

Equipment Cost	“Booking Sheet” or “Rebook General Docs” within the onBase electronic records system, or the “Contract Data” screen within the InfoLease electronic records system.

First Payment Date (month and year)	“Contract Invoicing Data” or “Contract Change History” screens within the InfoLease electronic records system.

Termination Date (month and year)	“Contract Data” screen within the InfoLease electronic records system.

Booked Residual Value	“Contract Data” or “Contract Change History” screens within the InfoLease electronic records system.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Contracts, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Contracts being securitized, (iii) the compliance of the originator of the Contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the receivable-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Los Angeles, California

September 15, 2021

Exhibit A

The Selected Contracts

Selected	Selected Contract	Selected	Selected Contract	Selected	Selected Contract
Contract #	Unique ID	Contract #	Unique ID	Contract #	Unique ID
1	20212001	51	20212051	101	20212101
2	20212002	52	20212052	102	20212102
3	20212003	53	20212053	103	20212103
4	20212004	54	20212054	104	20212104
5	20212005	55	20212055	105	20212105
6	20212006	56	20212056	106	20212106
7	20212007	57	20212057	107	20212107
8	20212008	58	20212058	108	20212108
9	20212009	59	20212059	109	20212109
10	20212010	60	20212060	110	20212110
11	20212011	61	20212061	111	20212111
12	20212012	62	20212062	112	20212112
13	20212013	63	20212063	113	20212113
14	20212014	64	20212064	114	20212114
15	20212015	65	20212065	115	20212115
16	20212016	66	20212066	116	20212116
17	20212017	67	20212067	117	20212117
18	20212018	68	20212068	118	20212118
19	20212019	69	20212069	119	20212119
20	20212020	70	20212070	120	20212120
21	20212021	71	20212071	121	20212121
22	20212022	72	20212072	122	20212122
23	20212023	73	20212073	123	20212123
24	20212024	74	20212074	124	20212124
25	20212025	75	20212075	125	20212125
26	20212026	76	20212076	126	20212126
27	20212027	77	20212077	127	20212127
28	20212028	78	20212078	128	20212128
29	20212029	79	20212079	129	20212129
30	20212030	80	20212080	130	20212130
31	20212031	81	20212081	131	20212131
32	20212032	82	20212082	132	20212132
33	20212033	83	20212083	133	20212133
34	20212034	84	20212084	134	20212134
35	20212035	85	20212085	135	20212135
36	20212036	86	20212086	136	20212136
37	20212037	87	20212087	137	20212137
38	20212038	88	20212088	138	20212138
39	20212039	89	20212089	139	20212139
40	20212040	90	20212090	140	20212140
41	20212041	91	20212091	141	20212141
42	20212042	92	20212092	142	20212142
43	20212043	93	20212093	143	20212143
44	20212044	94	20212094	144	20212144
45	20212045	95	20212095	145	20212145
46	20212046	96	20212096	146	20212146
47	20212047	97	20212097	147	20212147
48	20212048	98	20212098	148	20212148
49	20212049	99	20212099	149	20212149
50	20212050	100	20212100	150	20212150

(*)	The Company has assigned a unique eight-digit Contract ID to each Contract in the Data File. The Contract IDs referred to in this Exhibit are not the Company’s Contract IDs.